EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AST SpaceMobile, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2026, as filed with the Securities and Exchange Commission (the “Report”), I, Andrew M. Johnson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: November 9, 2026

/s/ Andrew M. Johnson
Andrew M. Johnson
Chief Financial Officer and Chief Legal Officer
Principal Financial Officer